SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 25, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of December 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of December 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of December 31, 2001 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of December 31, 2001, attached as
Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: January 25, 2002           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of December 31, 2001             4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of December 31, 2001                                5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of,for the 12 Months
                                 Ended December 31,          Ended December 31,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  259,861  $  193,542   $  200,807   $  176,476


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,288,968  $4,003,689   $4,288,968   $4,003,689

Loans Originated/Purchased:
  Single-Family Loans         $   53,032  $   56,255   $  912,974   $  784,208
  Multi-Family Loans              55,632      24,192      407,458      236,990
  Commercial Real Estate Loans    23,570      28,603      147,235       41,883
  Others                             257       1,594       34,668       17,929
  Loans Acquired from
     Acquisition                       0           0      150,035            0
                              $  132,491  $  110,644   $1,652,375   $1,081,010

Loans Sold                    $    8,223  $    1,094   $   61,154   $    9,526

Average Rate on Loans
  Originated/Purchased              6.60%       8.21%        7.07%        7.73%
Percentage of Portfolio in
  Adjustable Rate Loans            71.38%      92.07%       71.38%       92.07%
Non-performing Assets
  to Total Assets                   0.17%       0.19%        0.17%        0.19%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,597,000  $1,579,000   $1,597,000   $1,579,000
Reverse Repurchase
  Agreements                  $  211,040  $  294,110   $  211,040   $  294,110

DEPOSITS

Retail Deposits               $2,068,547  $1,713,842   $2,068,547   $1,713,842
Wholesale Deposits            $  484,460  $  454,909   $  484,460   $  454,909
                              ----------  ----------    ---------    ---------
                              $2,553,007  $2,168,751   $2,553,007   $2,168,751

Net Increase (Decrease)       $  171,203  $  (14,162)  $  384,256   $  103,670


AVERAGE INTEREST RATES

Yield on Loans                      6.81%       8.18%        7.61%       7.85%
Yield on Investments                3.67%       5.34%        5.16%       6.11%
Yield on Earning Assets             6.63%       7.99%        7.50%       7.77%
Cost of Deposits                    3.06%       4.90%        4.08%       4.70%
Cost of Borrowings                  4.74%       6.47%        5.67%       6.29%
Cost of Money                       3.75%       5.62%        4.79%       5.40%
Earnings Spread                     2.88%       2.37%        2.71%       2.37%
Effective Net Spread                3.04%       2.58%        2.90%       2.57%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 12/31/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,140,755         52%
             Multi-family                   1,531,215         38%
             Commercial & Ind                 359,903          9%
             Construction                      38,060          1%
             Land                               1,481          0%
                Total Real Estate Loans    $4,071,414        100%


             Single Family

             Without Prepayment Penalty    $1,842,909         86%
             With Prepayment Penalty          297,846         14%
                Total Single Family Loans  $2,140,755        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,577,631         86%
                       >10 Yrs         $265,278         14%
                       Total         $1,842,909        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<5.50%         $  3,791  $    815   $  5,182  $    3,015    $      0  $   12,803    0.8%
5.50%-5.75%         600         0        365       2,782       1,342       5,089    0.3%
5.75%-6.00%       7,122     1,863     56,465      55,681      15,707     136,838    8.7%
6.00%-6.25%      20,975     3,452     24,661      24,579      21,788      95,455    6.0%
6.25%-6.50%      64,213    10,754     73,748      60,956      53,154     262,825   16.7%
6.50%-6.75%      81,609     8,554     81,732      78,321      74,512     324,728   20.6%
6.75%-7.00%      82,248     9,921     80,694      80,600      76,690     330,153   20.9%
7.00%-7.25%      34,977     4,792     44,126      36,459      55,903     176,257   11.2%
7.25%-7.50%      23,939     3,721     38,722      24,928      19,070     110,380    7.0%
7.50%-7.75%      26,299     1,069     16,749       5,568       8,670      58,355    3.7%
7.75%-8.00%      18,313     1,315      9,385       2,791       4,261      36,065    2.3%
8.00%-9.00%      11,364     1,316      6,635       4,727       1,794      25,836    1.6%
>9.00%            2,571       276          0           0           0       2,847    0.2%
       Total   $378,021  $ 47,848   $438,464  $  380,407    $332,891  $1,577,631  100.0%